EXHIBIT 10.60

April 17, 2001

Aviation Sales Distribution Services Company
Aerocell Structures, Inc.
AVS/M-2, Inc.
Whitehall Corporation
Triad International Maintenance Corporation
AVS/M-3, Inc.
Caribe Aviation, Inc.
Aircraft Interior Design, Inc.
Aviation Sales Leasing Company
Timco Engine Center, Inc.
3601 Flamingo Road
Miramar, Florida  33027

         Re: Amended and Restated Term Loan Note, dated May 31, 2000, as modified by Note Modification Agreement dated as of February 14, 2001 (the "Supplemental Term Loan Note")

Gentlemen:

         Reference is made to (i) that certain Amendment No. 5 dated as of April 17, 2001 to Fourth Amended and Restated Credit Agreement dated as of May 31, 2000 (the "Credit Agreement Amendment") and (ii) the Supplemental Term Loan Note and capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Supplemental Term Loan Note.

         The undersigned, as holder of the Supplemental Term Loan Note, hereby agrees, upon the Borrowers' acknowledgment and acceptance of this letter as provided below, that, notwithstanding the terms of the Supplemental Term Loan Note, the payments of installments of principal required to be made in accordance with the terms of the Supplemental Term Loan Note during the period commencing on June 14, 2001 and ending on December 14, 2001 shall be due and payable on the earlier to occur of (i) the date on which payment of such principal installments under the Supplemental Term Loan Note are permitted to be made pursuant to the provisions of Section 1.3 of the Credit Agreement Amendment or (ii) July 31, 2002.

         Except as expressly provided herein, all terms and provisions of the Supplemental Term Loan Note shall remain and continue in full force and effect. The execution, delivery and effectiveness of this letter shall not operate as a waiver of any right, power or remedy of the holder of the Supplemental Term Loan Note, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         THE AGREEMENT EVIDENCED BY THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         This letter and the acknowledgment and acceptance hereof by the Borrowers may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by telecopier shall be effective as delivery of a manually executed counterpart hereof.

CITICORP USA, INC.


By:
   ---------------------------------
    Keith R. Gerding
    Vice President

The terms and conditions of the above letter are hereby acknowledged and accepted by each of the undersigned Borrowers under and guarantors of the payment and performance of the Supplemental Term Loan Note and each such Borrower and guarantor hereby reaffirms its obligations under the Supplemental Term Loan Note or guarantee of payment and performance of the aforesaid Supplemental Term Loan Note and represents and warrants that no consents, approvals or waivers with respect to the agreements set forth above, which have not been obtained, are required under the terms of the undersigneds' respective material contractual obligations. It is expressly understood and agreed by the undersigned that the above letter merely modifies the payment date for certain principal installments of the indebtedness evidenced by the Supplemental Term Loan Note as set forth therein, is not payment for Supplemental Term Loan Note, and is in no way to constitute a novation of the Supplemental Term Loan Note.

AVIATION SALES DISTRIBUTION                 AEROCELL STRUCTURES, INC.
SERVICES COMPANY

By:                                         By:
   --------------------------------            -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVS/M-2, INC.                               WHITEHALL CORPORATION

By:                                         By:
   --------------------------------            -------------------------------
   Name:                                       Name:
   Title:                                      Title:

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

TRIAD INTERNATIONAL MAINTENANCE             AVS/M-3, INC.
CORPORATION

By:                                         By:
   --------------------------------            -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AIRCRAFT INTERIOR DESIGN, INC.              CARIBE AVIATION, INC.

By:                                         By:
   --------------------------------            -------------------------------
   Name:                                       Name:
   Title:                                      Title:


TIMCO ENGINE CENTER, INC.                   AVIATION SALES LEASING COMPANY


By:                                         By:
   --------------------------------            -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVS/M-1, INC.                               AVIATION SALES PROPERTY
                                            MANAGEMENT CORP.

By:                                         By:
   --------------------------------            -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVIATION SALES FINANCE COMPANY              AERO HUSHKIT CORPORATION

By:                                         By:
   --------------------------------            -------------------------------
   Name:                                       Name:
   Title:                                      Title:

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

TIMCO ENGINEERED SYSTEMS, INC.              HYDROSCIENCE, INC.

By:                                         By:
   --------------------------------            -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVIATION SALES MAINTENANCE, REPAIR          AVIATION SALES SPS I, INC.
& OVERHAUL COMPANY

By:                                         By:
   --------------------------------            -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVIATION SALES COMPANY                      AVSRE, L.P.
                                            by Aviation Sales Property
                                               Management Corp., as
                                               General Partner

By:                                         By:
   --------------------------------            -------------------------------
   Name:                                       Name:
   Title:                                      Title:

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